SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 16, 1999


                            ENTERPRISE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                       0-18034                       68-0158367
(State or Other         (Commission File No.)               (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)

              8415 Explorer Drive, Colorado Springs, Colorado 80920
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (719) 548-1800

            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152 (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.  Acquisition Or Disposition Of Assets.

         On April 16, 1999, REVIVE Technologies Incorporated ("REVIVE"), a Delaware corporation and a wholly-owned subsidiary of Enterprise Software, Inc. ("Enterprise"), completed the sale of substantially all of its assets to ManTech Systems Solutions Corporation ("Buyer"), a Virginia corporation and a subsidiary of ManTech International Corporation ("ManTech"). Prior to the asset sale, REVIVE was engaged in the business of designing legacy software conversion products and providing legacy software conversion services related thereto.

         The transaction was effected pursuant to that certain Asset Purchase Agreement, dated as of April 16, 1999, among REVIVE, Enterprise and Buyer. Buyer paid REVIVE an aggregate purchase price equal to $1,650,000 (the "Purchase Price"), based upon the value set forth in REVIVE's balance sheet at December 31, 1998, for the assets purchased and the liabilities assumed by Buyer. The Purchase Price is subject to adjustment based upon changes reflected in REVIVE's balance sheet at April 16, 1999.

         Buyer paid $500,000 of the Purchase Price to REVIVE in cash at closing and delivered a promissory note in the amount of $1,150,000 (the "Note"). The Note bears interest at the rate of 6.5% per annum and is payable in four equal quarterly installments of principal and interest, commencing on June 30, 1999. ManTech guaranteed Buyer's obligations under the Note.

         REVIVE and Enterprise also entered into a Non-Competition Agreement with Buyer. Pursuant to the terms thereof, REVIVE and Enterprise are prohibited for a period of 4 years from (i) competing directly or indirectly with Buyer or any of its affiliates in the legacy software conversion service industry, (ii) soliciting for employment any employees, agents or representatives of Buyer or any of its affiliates, and (iii) soliciting any customers of Buyer to terminate their legacy software conversion services agreements with Buyer or its affiliates.

         The foregoing description is qualified in its entirety by reference to the definitive asset purchase agreement attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (a) Pro Forma Financial Information. It is impracticable for Enterprise to provide the required pro forma financial information on the business disposed at this time. Accordingly, Enterprise will file the required pro forma financial information for the business disposed under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but not later than June 29, 1999 (60 days after the date (April 30, 1999) that this Current Report on Form 8-K was required to be filed).


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(b)      Exhibits.


     Item 601
  Regulation S-K
 Exhibit Reference
      Number               Exhibit Description
 -----------------         -------------------

      2.1 Asset Purchase Agreement, dated as of April 16, 1999, among ManTech Systems Solutions Corporation, Enterprise Software, Inc. and REVIVE Technologies Incorporated

      99.1                 Press Release of Enterprise Software, Inc. dated
                           April 23, 1999

      99.2                 Press Release of Enterprise Software, Inc.
                           dated April 26, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Enterprise Software, Inc.


                                      By:    /s/ Richard Schleufer
                                             ---------------------
                                             Richard Schleufer
                                             Chief Executive Officer


April 27, 1999




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                                       E-1



                                  EXHIBIT INDEX

  Exhibit Reference
    Number                 Exhibit Description
  -----------------        -------------------

      2.1 Asset Purchase Agreement, dated as of April 16, 1999, among ManTech Systems Solutions Corporation, Enterprise Software, Inc. and REVIVE Technologies Incorporated

      99.1                 Press Release of Enterprise Software, Inc. dated
                           April 23, 1999

      99.2                 Press Release of Enterprise Software, Inc.
                           dated April 26, 1999